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                                                                   Exhibit 10.11

       FIRST AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT

      This FIRST AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of January 8, 2004, is made by ALEXANDER CITY CASTING COMPANY, INC., a corporation organized and existing under the laws of the State of Alabama, CAST-MATIC CORPORATION, a corporation organized and existing under the laws of the State of Michigan, COLUMBUS FOUNDRY, L.P., a limited partnership organized and existing under the laws of the State of Delaware, DIVERSIFIED DIEMAKERS, INC., a corporation organized and existing under the laws of the State of Delaware, GANTON TECHNOLOGIES INC., a corporation organized and existing under the laws of the State of Illinois, INTERMET HOLDING COMPANY, a corporation organized and existing under the laws of the State of Delaware, INTERMET ILLINOIS, INC. formerly known as Frisby P.M.C., Incorporated, a corporation organized and existing under the laws of the State of Illinois, INTERMET INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Georgia, INTERMET U.S. HOLDING, INC., a corporation organized and existing under the laws of the State of Delaware, IRONTON IRON INC., a corporation organized and existing under the laws of the State of Ohio, LYNCHBURG FOUNDRY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Virginia, NORTHERN CASTINGS CORPORATION, a corporation organized and existing under the laws of the State of Georgia, SUDBURY, INC., a corporation organized and existing under the laws of the State of Delaware, SUDM, INC., a corporation organized and existing under the laws of the State of Michigan, TOOL PRODUCTS, INC., a corporation organized and existing under the laws of the State of Delaware, WAGNER CASTINGS COMPANY, a corporation organized and existing under the laws of the State of Delaware and WAGNER HAVANA, INC., a corporation organized and existing under the laws of the State of Delaware, and each other Subsidiary of INTERMET CORPORATION, a Georgia corporation (the "Borrower"), that executes and delivers a supplement to this Security Agreement from time to time (each individually, a "Grantor" and, collectively, the "Grantors"), in favor of THE BANK OF NOVA SCOTIA ("Scotia Capital"), as collateral agent under the Credit Agreement (together with its successor(s) thereto in such capacity, the "Collateral Agent") for the benefit of each of the Secured Parties (capitalized terms used herein have the meanings set forth in or incorporated by reference in Article I).

                              W I T N E S S E T H :

      WHEREAS, the Borrower, certain Lenders and the Administrative Agent are parties to that certain $225,000,000 Five-Year Credit Agreement dated as of November 5, 1999 (as amended through the Eighth Amendment dated as of December 19, 2003, the "Existing Loan Agreement");
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      WHEREAS, the Borrower, the Lenders and the Administrative Agent are
amending and restating the Existing Loan Agreement pursuant to a First Amended and Restated Credit Agreement dated as of January 8, 2004 (as the same may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Grantors guaranteed the obligations of the Borrower under the Existing Loan Agreement and certain other obligations of the Borrower and its Subsidiaries pursuant to the First Amended and Restated Guaranty Agreement dated as of July 17, 2001 (the "Existing Guaranty Agreement");

      WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors amend and restate the Existing Guaranty Agreement pursuant to a Second Amended and Restated Guaranty Agreement on the date hereof (the "Guaranty Agreement");

      WHEREAS, the Grantors have previously provided security for their obligations under the Existing Guaranty Agreement pursuant to a Subsidiary Pledge and Security Agreement dated as of July 17, 2001 (the "Existing Security Agreement");

      WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that each Grantor execute and deliver this Security Agreement which shall amend and restate the Existing Security Agreement in its entirety with the terms contained herein; and

      WHEREAS, the Grantors intend that this Security Agreement not effect a novation of their obligations under the Existing Security Agreement, but merely a restatement, and where applicable, an amendment to the terms governing such obligations.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, that the Existing Security Agreement shall be amended and restated in its entirety to read as follows:

                                   ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Borrower" is defined in the preamble.

      "Capital Securities" means with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the date hereof.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in clause (b) of Section 4.3.2.


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      "Collateral Agent" is defined in the preamble.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Copyright Collateral" means all copyrights of each Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Credit Agreement" is defined in the second recital.

      "Credit Party" means any of the Borrower and the Grantors.

      "Default" means any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

      "Distributions" means all non-cash dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends,


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mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral, but excluding Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Capital Securities constituting Collateral that are not a liquidating dividend.

      "Event of Default" means any Event of Default as defined in the Credit Agreement.

      "Existing Guaranty Agreement" is defined in third recital.

      "Existing Loan Agreement" is defined in first recital.

      "Existing Security Agreement" is defined in fifth recital.

      "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state thereof executed and delivered by any Consolidated Company pursuant to the terms of this Agreement, in form and substance satisfactory to the Collateral Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary thereof to further protect or perfect the Lien on and security interest in any Collateral.

      "Grantor" and "Grantors" are defined in the preamble.

      "Guaranty Agreement" is defined in the fourth recital.

      "including" means including, without limitation.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Intercompany Note" means a promissory note payable to any Grantor, substantially in the form of Exhibit A hereto (with such modifications as agreed to by the Collateral Agent), as amended, modified or supplemented from time to time in accordance with clause (d) of Section 4.6, together with any notes delivered in extension or renewal thereof or substitution therefor.

      "Lien" means any mortgage, deed of trust, pledge, security interest, lien, encumbrance, charge, hypothecation, assignment, deposit arrangement, title retention, preferential property right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of
      Schedule III hereto;


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            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, and other agreements providing a Grantor with the right to use any items of the type referred to in clauses (a) and
      (b) above, including each patent license referred to in Item B of Schedule III hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

      "Primary Obligor" is defined in the Guaranty Agreement.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Secured Obligations" means all "Guaranteed Obligations" (as defined in the Guaranty Agreement).

      "Secured Party" means any of the Collateral Agent and each of the other agents (including the Administrative Agent), "Lenders" under the Credit Agreement and their respective Affiliates, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and any other Person entitled to indemnification pursuant to Section 10.04 of the Credit Agreement.

      "Securities Act" is defined in clause (a) of Section 6.2.

      "Security Agreement" is defined in the preamble.

      "Securities Control Agreement" means an agreement in form and substance satisfactory to the Collateral Agent which provides for the Collateral Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts).

      "Specified Event" means the occurrence and continuance of a Default under
Section 8.07 of the Credit Agreement or any other Event of Default.

      "Termination Date" means the date on which all Secured Obligations have been paid in full and all commitments to make loans, issue letters of credit or otherwise extend credit pursuant to the Credit Agreement have been terminated.

      "Trademark Collateral" means:

            (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification


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      marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of
      Schedule IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "Trademark");

            (b) all Trademark licenses for the grant by or to any Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV hereto; and

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in clause (a), and to the extent applicable, clause (b);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a), and to the extent applicable, clause (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York, except to the extent that the validity or the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York, in which case "UCC" means the Uniform Commercial Code as in effect from time to time in such jurisdiction.

      SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.


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      SECTION 1.3 UCC Definitions. Unless otherwise defined herein or in the
Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC, as the same shall be hereafter amended, are used in this Security Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.

                                   ARTICLE 2

                                SECURITY INTEREST

      SECTION 2.1 Grant of Security Interest. Each Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the "Collateral"):

                  (a) (i) all investment property in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in Item B of Schedule I hereto) and (ii) all other Capital Securities which are interests in limited liability companies or partnerships in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in Item B of Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a)(i) and (a)(ii);

                  (b) all goods, including all equipment, fixtures and inventory in all of its forms;

                  (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes (including all Intercompany Notes, whether or not described in Item A of Schedule I hereto) and general intangibles (including tax refunds and all payments intangibles) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes, general intangibles and payment intangibles (all of the foregoing collectively referred to as the "Receivables", and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the "Related Contracts");

                  (d) all Intellectual Property Collateral;

                  (e) all letter of credit rights;

                  (f) all deposit accounts of such Grantor;

                  (g) all commercial tort claims in which such Grantor has rights (including as a plaintiff);


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                  (h) the Collateral Account, all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest and earnings in respect thereof;

                  (i) all books, records, writings, data bases, information in whatever form and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                  (j) all of such Grantor's other property and rights of any kind and description and interests therein; and

                  (k) all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (j) above, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

Notwithstanding the foregoing, "Collateral" shall not include (i) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained (provided that each Grantor shall use all commercially reasonable efforts to obtain such consents) or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, unless and until any required consents shall have been obtained and
(ii) investment property consisting of Capital Securities of an issuer that is a Foreign Subsidiary (other than a Foreign Subsidiary that (A) is treated as a partnership under the Code or (B) is not treated as an entity that is separate from (x) any Grantor, (y) any Person that is treated as a partnership under the Code or (z) any "United States person" (as defined in Section 7701(a)(30) of the Code)) of such Grantor, in excess of 65% of the total combined voting power of all Capital Securities of each such Foreign Subsidiary; provided further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the amount of United States federal income tax that would otherwise be payable by such Grantor in the absence of such pledge, the Collateral Agent or the Required Lenders may require such Grantor to pledge such Capital Securities.

      SECTION 2.2 Security for Obligations. This Security Agreement and the Collateral in which the Secured Parties are granted a security interest in hereunder secures the payment of all Secured Obligations now or hereafter existing.

      SECTION 2.3 Grantors Remain Liable. Anything herein to the contrary notwithstanding


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                  (a) each Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                  (b) the exercise by any Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                  (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.4 Dividends on Pledged Shares. In the event that any Dividend with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 7.05 of the Credit Agreement), such Dividend or payment may be paid directly to the applicable Grantor. If any Dividend or payment is paid in contravention of Section 7.05 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Collateral Agent until paid to the Collateral Agent in accordance with Section 4.1.5 hereto.

      SECTION 2.5 Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date has occurred. All rights of the Secured Party and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of each Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

                  (a) surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Secured Obligations;

                  (b) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of, or addition, consent or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, the other Credit Documents, or any other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                  (c) any lack of validity or enforceability of the Credit Agreement, the other Credit Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

                  (d) any furnishing to the Secured Parties of any additional security for the Secured Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Secured Obligations;


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                  (e) any settlement or compromise of any of the Secured
      Obligations, any security therefor, or any liability of any other party with respect to the Secured Obligations, or any subordination of the payment of the Secured Obligations to the payment of any other liability of a Primary Obligor;

                  (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Grantor or a Primary Obligor, or any action taken with respect to this Security Agreement by any trustee or receiver, or by any court, in any such proceeding;

                  (g) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of, consent to, or departure from, any guaranty or security for all or any of the Secured Obligations;

                  (h) any application of sums paid by a Primary Obligor or any other Person with respect to the Secured Obligations of such Primary Obligor to the Secured Parties, regardless of what Secured Obligations of such Primary Obligor remain unpaid;

                  (i) any act or failure to act by any Secured Party which may adversely affect a Grantor's subrogation rights, if any, against a Primary Obligor to recover payments made under this Security Agreement; and

                  (j) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Credit Party, any surety or any guarantor (other than the Termination Date).

      SECTION 2.6 Postponement of Subrogation, etc. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Credit Document to which it is a party, nor shall any Grantor seek or be entitled to seek any contribution or reimbursement from any Credit Party, in respect of any payment made under any Credit Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party in the exact form received by such Grantor (duly endorsed in favor of the Collateral Agent, if required), to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 6.1; provided, however, that if any Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations and the Termination Date has occurred, then at such Grantor's request, the Collateral Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Grantor shall refrain from taking any action or commencing any proceeding against any Credit Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.


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      SECTION 2.7 Reinstatement. If any payment made in respect of any Secured
Obligations is rescinded or must otherwise be restored by any Secured Party and, pursuant to Section 2.5, the security interest granted herein shall have terminated, this Agreement and such security interest shall be reinstated and otherwise restored all as though such payment had not been made.

      SECTION 2.8 Continuing Security Interests. This Security Agreement amends and restates the Existing Security Agreement. Except as specifically modified hereby, nothing contained in this Security Agreement shall be construed to release, cancel, terminate or otherwise affect adversely all or any part of the security interest in the Collateral granted under the Existing Security Agreement, which security interest has been continued and confirmed by the Grantors hereunder.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Secured Parties to enter into the Credit Agreement and the other Credit Documents as applicable, each Grantor represents and warrants to each Secured Party as set forth below.

      SECTION 3.1 As to Capital Securities of Subsidiaries. With respect to any Subsidiary of any Grantor that is

                  (a) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

                  (b) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are a security governed by Article 8 of the UCC,
      (iii) are held in a securities account, or (iv) are represented by a certificate.

The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder are as set forth on Schedule I hereto. Except as set forth in Schedule I hereto, no Grantor has any Subsidiaries, the Capital Securities of which are not pledged pursuant to this Security Agreement.

      SECTION 3.2 Intercompany Notes. All Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.3 Grantor Name, Location, etc. The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II hereto. Set forth in Item B of Schedule II is each location a secured party would have filed a UCC financing statement in the past five years to perfect a security interest in equipment, inventory and general intangibles owned by each Grantor. No Grantor has any trade names other


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
than those set forth in Item C of Schedule II hereto. During the five years preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger, consolidation, conversion or other corporate reorganization, except as set forth in Item D of Schedule II hereto. The name set forth on the signature page is the true and correct name of such Grantor. Each Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto. No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto. No Grantor maintains any deposit accounts with any Person except as set forth in Item G of Schedule II hereto.

      SECTION 3.4 Ownership, No Liens, etc. Each Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Security Agreement, and, (b) in the case of Collateral other than Capital Securities of any Subsidiary pledged hereunder, permitted by Section 7.02 of the Credit Agreement. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Collateral Agent relating to this Security Agreement or those filed in connection with Liens permitted by Section 7.02 of the Credit Agreement.

      SECTION 3.5 Possession of Inventory, etc. Each Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) inventory in transit in the ordinary course of business, (b) inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such inventory subject to the Secured Parties' Lien and waive any Lien held by it against such inventory, (c) instruments or promissory notes (including any Intercompany Notes) that have been delivered to the Collateral Agent pursuant to the terms hereof and (d) goods in the possession of another Grantor.

      SECTION 3.6 Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Collateral Agent possession of all originals of all negotiable documents, instruments and chattel paper owned or held by such Grantor on the date hereof and agrees that it will, promptly following receipt, deliver to the Collateral Agent possession of all originals of negotiable documents, instruments and chattel paper that it acquires following the date hereof.

      SECTION 3.7 Intellectual Property Collateral. With respect to any material Intellectual Property Collateral:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) each Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

                  (d) each Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                  (e) each Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Each Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

      SECTION 3.8 Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations. Each Grantor has executed (where applicable) and delivered to the Collateral Agent originals of all financing statements and other documents suitable for filing and has paid the cost of filing or recording the same in all public offices deemed appropriate by the Collateral Agent and has taken all of the actions necessary to create perfected and (in the case of Capital Securities of each Subsidiary pledged hereunder, subject to Section 7.02 of the Credit Agreement) first priority security interest in the applicable Collateral. In the case of Collateral comprised of (a) certificated securities or instruments, each Grantor has delivered such Collateral to the Collateral Agent, duly endorsed in blank and (b) uncertificated securities and other investment property (other than certificated securities), each Grantor has taken such necessary actions to cause the Collateral Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts) of such Collateral.

      SECTION 3.9 Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either

                  (a) for the grant by each Grantor of the security interest granted hereby, the pledge by each Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by each Grantor;

                  (b) for the perfection of or the exercise by any Secured Party of its rights and remedies hereunder (except for whatever action is necessary for filing in the appropriate offices); or

                  (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, or, except with respect to any securities issued by a Subsidiary of any Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement.

      SECTION 3.10 Compliance with Laws. Each Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules and regulations, the non-compliance with any of the Credit Agreement which could reasonably be expected to materially and adversely affect the value of the Collateral.

      SECTION 3.11 Best Interests. It is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Agreement and the delivery of Rate Protection Agreements between the Borrower, other Credit Parties and certain Secured Parties and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to the Credit Agreement and such Rate Protection Agreements.

      SECTION 3.12 Representations and Warranties. Each Grantor represents and warrants as to itself that all representations and warranties relating to it contained in Sections 5.01 through 5.06 of the Credit Agreement are true and correct.

                                   ARTICLE 4

                                    COVENANTS

      Each Grantor covenants and agrees that, until the Termination Date has occurred, such Grantor will perform, comply with and be bound by the obligations set forth below.

      SECTION 4.1 As to Investment Property and Intercompany Notes; Etc.

            SECTION 4.1.1 Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries that is

                  (a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

                  (b) a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, (iii) place such Subsidiary's Capital Securities in a securities account, or (iv) be represented by a certificate.

            SECTION 4.1.2 Investment Property (other than Certificated Securities). With respect to any investment property (other than certificated securities) owned by any Grantor, such Grantor will cause a Securities Control Agreement relating to such investment property to be executed and delivered by such Grantor and the applicable securities intermediary in favor of the Collateral Agent.

            SECTION 4.1.3 Stock Powers, etc. Each Grantor agrees that all certificated securities delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Agent.

            SECTION 4.1.4 Continuous Pledge. Each Grantor will deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes (duly endorsed by such Grantor to the order of the Collateral Agent), payment intangibles to the extent they are evidenced by a document, instrument, promissory note or chattel paper, and all interest and principal with respect to such Intercompany Notes and payment intangibles, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Collateral Agent possession of all originals of negotiable documents, instruments, promissory notes and chattel paper that it acquires following the Effective Date.

            SECTION 4.1.5 Voting Rights; Dividends, etc. Each Grantor agrees:

                  (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Collateral Agent and without any request therefor by the Collateral Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends with respect to investment property, all interest, principal and other cash payments on Intercompany Notes, other promissory notes and payment intangibles, and all proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Agent as additional Collateral; and

                  (b) immediately upon the occurrence and continuance of a Specified Event and so long as the Collateral Agent has notified such Grantor of the Collateral Agent's intention to exercise its voting power under this clause, such Grantor agrees

                  (i) that the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any investment property or partnership and limited liability company interest constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property or partnership and limited liability company interest; and

                  (ii) to promptly deliver to the Collateral Agent such
            additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Secured

Parties. The Collateral Agent agrees that unless a Specified Event shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in clause (b), each Grantor will have the exclusive voting power with respect to any investment property or partnership and limited liability company interest constituting Collateral and the Collateral Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Credit Document.

            SECTION 4.1.6 Organic Documents. No Grantor will amend, supplement or otherwise modify or permit, consent to or suffer to occur any amendment, supplement or modification of, any terms or provisions contained in, or applicable to, any Organic Document of any Subsidiary that has issued Capital Securities included in the Collateral if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of any Secured Party unless consented to by the Collateral Agent.

      SECTION 4.2 Name of Grantor. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Agent, and no Grantor shall change its place of incorporation or organization from within the United States of America to outside the United States of America. If any Grantor is organized outside of the United States of America, it will not change its "location" as determined in accordance with Sections 9-301 and 9-307 of the UCC and as set forth in Item A of Schedule II hereto except upon 30 days' prior written notice to the Collateral Agent.

      SECTION 4.3 Goods; Receivables.

            SECTION 4.3.1 As to Goods. Each Grantor shall

                  (a) keep all goods (other than goods sold in accordance with
            Section 7.04 of the Credit Agreement) within the United States of America;

                  (b) cause all equipment to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any material loss or damage to any of the equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Collateral Agent a statement respecting any material loss or damage to any of the equipment; and

                  (c) pay promptly when due all property and other taxes,
            assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, all equipment and inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

            SECTION 4.3.2 As to Receivables

                  (a) Each Grantor shall have the right to collect all
            Receivables so long as no Specified Event shall have occurred and be continuing.

                  (b) Upon (i) the occurrence and continuance of a Specified
            Event or any other Event of Default and (ii) the delivery of written notice by the Collateral Agent to each Grantor, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Collateral Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with the Collateral Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Secured Parties until delivery thereof is made to the Collateral Agent.

                  (c) Following the delivery of notice pursuant to clause
            (b)(ii) of this Section, the Collateral Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable.

                  (d) With respect to the Collateral Account, it is hereby
            confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Collateral Agent and (iii) the Collateral Agent shall have the sole right of withdrawal over such Collateral Account.

      SECTION 4.4 As to Collateral.

                  (a) Subject to clause (b) of this Section, each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

                  (b) At any time following the occurrence and during the continuance of a Specified Event, whether before or after the maturity of any of the Secured Obligations, the Collateral Agent may (i) revoke any or all of the rights of any Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period

      (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                  (c) Upon request of the Collateral Agent following the occurrence and during the continuance of a Specified Event, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

                  (d) Each Grantor hereby authorizes the Collateral Agent to endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.5 As to Intellectual Property Collateral. Except, in the case of clauses (a)(i), (b) and (d) below, for any items marked with an asterisk in
Schedule III, IV or V hereto, which the Grantors do not currently use and do not intend to use at any time in the future, each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

                  (a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (G) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i) or (ii), such Grantor shall either
      (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or
      (y) have a valid business purpose to do otherwise;

                  (b) such Grantor shall promptly notify the Collateral Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                  (c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent, executes and delivers all agreements, instruments and documents as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral;

                  (d) such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

                  (e) such Grantor will promptly (but no less than quarterly) execute and deliver to the Collateral Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit B, Exhibit C and Exhibit D hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Collateral Agent any other document required to acknowledge or register or perfect the Secured Parties' interest in any part of such item of Intellectual Property Collateral.

      SECTION 4.6 Further Assurances, etc. Each Grantor will warrant and defend the security interest herein granted unto the Secured Parties by such Grantor in and to the Collateral (and all right, title and interest represented by such Collateral) against the claims and demands of all Persons whomsoever. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable any Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor:

                  (a) will from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence and during the continuance of any Specified Event promptly transfer any Capital Securities constituting

      Collateral into the name of any nominee designated by the Collateral Agent for the ratable benefit of the Secured Parties; if any Collateral shall be evidenced by an instrument, negotiable document, promissory note or chattel paper, deliver and pledge to the Collateral Agent hereunder such instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

                  (b) will execute (if applicable) and file (or caused to be filed) such financing statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent or the other Secured Parties hereby;

                  (c) hereby authorizes the Collateral Agent to file such financing statements and other documents without its signature (to the extent allowed by applicable law);

                  (d) shall not enter into any agreement amending, supplementing or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued), that compromises, releases or extends the time for payment of any obligation of the maker thereof;

                  (e) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or payment intangible or other instrument constituting Collateral;

                  (f) furnish to the Collateral Agent, from time to time at the Collateral Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail;

                  (g) will maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts as are customary for such companies under similar circumstances;

                  (h) do all things reasonably requested by the Collateral Agent in order to enable the Collateral Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable UCC relevant to the creation, perfection or priority of Collateral consisting of deposit accounts, accounts and letter of credit rights) over any Collateral; and

                  (i) notify the Collateral Agent if such Grantor reasonably believes it is entitled to recover a commercial tort claim the value of which is in excess of $1,000,000 and such Grantor shall take all such action reasonably requested by the Collateral Agent to grant to the Collateral Agent and perfect a security interest in such commercial tort claim.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor hereby authorizes the Collateral Agent to file financing statements describing as the collateral covered thereby "all of the debtor's personal property or assets" or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

      SECTION 4.7 Deposit Accounts. From and after the date hereof, no Grantor shall maintain any deposit account or deposit any items or amounts in any deposit account, except: (i) deposit accounts maintained with the Collateral Agent, or (ii) deposit accounts as to which each respective Grantor, the Collateral Agent and the depositary bank have entered into a Control Agreement that the depositary bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in the account without further consent by such Grantor.

      SECTION 4.8 Transfers and Other Liens. No Grantor shall:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                  (b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any Person, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

                                   ARTICLE 5

                              THE COLLATERAL AGENT

      SECTION 5.1 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.6).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2 Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.4.

      SECTION 5.3 Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4 Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care, provided, further that the Collateral Agent shall have no liability to any Grantor or any Secured Party except to the extent caused by its gross negligence or willful misconduct.

                                   ARTICLE 6

                                    REMEDIES


      SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies available of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) in addition to those described in Section 6.1(b) below:

                        (i) require each Grantor to, and such Grantor hereby
            agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

                        (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Collateral Agent may

                        (i) transfer all or any part of the Collateral into the
            name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                        (ii) notify the parties obligated on any of the
            Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

                        (iii) enforce collection of any of the Collateral by
            suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                        (iv) endorse any checks, drafts, or other writings in
            any Grantor's name to allow collection of the Collateral,

                        (v) take control of any proceeds of the Collateral, and

                        (vi) execute (in the name, place and stead of any
            Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2 Securities Laws. If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                  (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors, officers, managers, general partners and trustees thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

                  (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

                  (c) cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by any of the Secured Parties by reason of the failure of such Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by an independent appraiser) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

      SECTION 6.3 Compliance with Restrictions. Each Grantor agrees that

                  (a) in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law

      (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or (ii) obtain any required approval of the sale or of the purchaser by any governmental authority or official, and

                  (b) such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction; provided that the Collateral Agent acted in compliance with Article 9 of the UCC.

      SECTION 6.4 Indemnity and Expenses.

                  (a) Each Grantor jointly and severally agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or wilful misconduct.

                  (b) Each Grantor will, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

                        (i) the administration of each Credit Document,

                        (ii) the custody, preservation, use or operation of, or
            the sale of, collection from, or other realization upon, any of the Collateral,

                        (iii) the exercise or enforcement of any of the rights
            of the Collateral Agent or the Secured Parties hereunder, and

                        (iv) the failure by any Grantor to perform or observe
            any of the provisions hereof.

                  (c) All of the foregoing fees, costs and expenses shall be part of the Secured Obligations and shall be secured by the Collateral. This Section 6.4 shall survive the termination of this Security Agreement.

      SECTION 6.5 Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform by the Collateral Agent (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 6.6 Application of Proceeds. All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the proceeds of the Collateral shall be applied by the Collateral Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all reasonable costs and expenses of the Collateral Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Collateral Agent pursuant to this Security Agreement;

                  (b) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Secured Parties in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c) THIRD, to payment of the principal of the Secured Obligations (including without limitation Rate Protection Obligations included in the Secured Obligations), pro rata among the Secured Parties in accordance with the amount of such principal owing to each of them;

                  (d) FOURTH, to payment of any other Secured Obligations (other than those listed above) pro rata among the Secured Parties in accordance with the amounts owing to each of them; and

                  (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, to the applicable Grantor or to whosoever may be lawfully entitled to receive them; provided, that prior to the Termination Date, such balance may, in the discretion of the Collateral Agent, be used by the Collateral Agent as additional collateral to be applied at any time thereafter pursuant to this Section 6.6.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1 Credit Document. This Security Agreement is a "Credit Document" executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

      SECTION 7.2 Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided, however, that no Grantor may assign any of its obligations hereunder without the prior written consent of the Collateral Agent. Without limiting the foregoing, any Secured

Party may assign or otherwise transfer all or any portion of the Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under this Security Agreement or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the applicable provisions of the Credit Agreement.

      SECTION 7.3 Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of the Lenders or the Required Lenders or Super-Majority Lenders, as the case may be, pursuant to Section 10.02 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.4 Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement (i) in the case of the Collateral Agent, at the address specified for the Administrative Agent in the Credit Agreement, and (ii) in the case of the Grantors, at the respective addresses specified for such Grantor in this Security Agreement (or as otherwise specified to the Collateral Agent in writing given in the manner specified in the Credit Agreement).

      SECTION 7.5 Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, each Grantor and the Collateral Agent hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided, that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

      SECTION 7.6 Release of Liens. Upon (a) a Permitted Asset Sale of Collateral, or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon such termination, the Collateral Agent will, at the applicable Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all terminated Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

      SECTION 7.7 Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a "Grantor" hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

      SECTION 7.8 No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Grantor in any case shall entitle such Grantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or other Secured Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 7.9 Headings. The various headings of this Security Agreement are inserted for convenience only, and shall not affect the meaning or interpretation of this Security Agreement or any provisions hereof.

      SECTION 7.10 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 7.11 Governing Law; Appointment Of Agent For Service Of Process; Submission To Jurisdiction; Waiver of Jury Trial.

                  (a) THIS SECURITY AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH GRANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT AND THE SECURED PARTIES WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED

      HERETO. EACH GRANTOR HEREBY IRREVOCABLY DESIGNATES UNITED STATES CORPORATION COMPANY AS THE DESIGNEE, APPOINTEE AND AGENT OF SUCH GRANTOR TO RECEIVE, FOR AND ON BEHALF OF SUCH GRANTOR, SERVICE OR PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF PROCESS BY MAIL TO THE RESPECTIVE GRANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF SUCH GRANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY.

                  (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH GRANTOR ENTERING INTO THE CREDIT DOCUMENTS.

      SECTION 7.12 Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.13 Fraudulent Conveyance Limitation. Anything else in this Security Agreement notwithstanding, the grant by the Borrower hereunder of a security interest in the Collateral shall secure the Secured Obligations only for the maximum amount that can be incurred without rendering this Security Agreement void or voidable under applicable law relating to fraudulent obligations, fraudulent conveyance or fraudulent transfer, and not any greater amount.

      SECTION 7.14 Previously Executed Documents. Except as specifically provided herein, the documentation that has been previously executed and delivered with respect to the security interest in the Collateral granted under the Existing Security Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Security Agreement shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Collateral Agent or the Secured Parties under any such documentation, nor constitute a waiver or modification of any provision of any such documentation.

      SECTION 7.15 References to Existing Security Agreement. All references to the Existing Security Agreement in the documentation that has been previously executed and delivered with respect to the security interest in the Collateral granted under the Existing Security Agreement shall be deemed to refer to this Security Agreement.

                                                                      SCHEDULE I
                                     to Subsidiary Pledge and Security Agreement
                                                  ([Name of Applicable Grantor])

Item A. Intercompany Notes

                           Maximum Amount of
                           Intercompany Loans
Maker                      Evidenced Thereby                 Date
-----                      -----------------                 ----



Item B. Capital Securities

                                                                  Common Stock
                                                                  ------------
                                                  Authorized       Outstanding      % of Shares
Issuer (corporate)                                  Shares            Shares          Pledged
------------------                                ----------       -----------      -----------



                                                      Limited Liability Company Interests
                                                      -----------------------------------
                                          % of Limited Liability              Type of Limited Liability
Issuer (limited liability company)       Company Interests Pledged            Company Interests Pledged
----------------------------------       -------------------------            -------------------------


                                                              Partnership Interests
                                                              ---------------------
                                             % of Partnership                    Type of Partnership
Issuer (partnership)                         Interests Pledged                    Interests Pledged
--------------------                         -----------------                    -----------------



                                                                     SCHEDULE II
                                     to Subsidiary Pledge and Security Agreement

Item A. Locations of each Grantor:

Name of Grantor:                      Location for purposes of UCC:


__________________________________    ________________________________________
[GRANTOR]                             [LOCATION]

Item B. Filing locations last five years

Name of Grantor:                      Filing locations last five years


__________________________________    ________________________________________
[GRANTOR]                             [LOCATION]

Item C. Trade names.

Name of Grantor:                      Trade Names:


__________________________________    ________________________________________
[GRANTOR]

Item D. Merger or other corporate reorganization.

Name of Grantor:                      Merger or other corporate reorganization:


__________________________________    ________________________________________
[GRANTOR]

Item E. Taxpayer ID numbers.

Name of Grantor:                      Taxpayer ID numbers:


__________________________________    ________________________________________
[GRANTOR]

Item F. Government Contracts:

Name of Grantor:                      Description of Contract:


__________________________________    ________________________________________
[GRANTOR]

Item G. Deposit Accounts:

Name of Grantor:                      Description of Deposit Account:


__________________________________    ________________________________________
[GRANTOR]

                                                                    SCHEDULE III
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Applicable Subsidiary])

Item A. Patents

                                 Issued Patents

(5)/Country       Patent No.        Issue Date         Inventor(s)       Title
-----------       ----------        ----------         -----------       -----



                       Pending Patent Applications

(5)/Country       Serial No.        Filing Date        Inventor(s)       Title
-----------       ----------        -----------        -----------       -----



                   Patent Applications in Preparation

                                     Expected
(5)/Country       Docket No.        Filing Date        Inventor(s)       Title
-----------       ----------        -----------        -----------       -----



Item B.  Patent Licenses

(1)Country or                                  Effective    Expiration      Subject
  Territory       Licensor        Licensee        Date         Date          Matter
-------------     --------        --------     ---------    ----------      -------



----------
(1) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Applicable Subsidiary])

Item A. Trademarks

                              Registered Trademarks

(2)Country      Trademark       Registration No.       Registration Date
----------      ---------       ----------------       -----------------



                         Pending Trademark Applications

(6)/Country     Trademark        Serial No.          Filing Date
-----------     ---------        ----------          -----------



                      Trademark Applications in Preparation

                                                    Expected      Products/
(6)/Country     Trademark       Docket No.        Filing Date     Services
-----------     ---------       ----------        -----------     ---------



Item B. Trademark Licenses

Country or                                                Effective       Expiration
Territory      Trademark      Licensor      Licensee         Date            Date
---------      ---------      --------      --------      ---------       ----------




----------
(2) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Applicable Subsidiary])

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

(7)/Country      Registration No.     Registration Date     Author(s)      Title
-----------      ----------------     -----------------     ---------      -----



              Copyright/Mask Work Pending Registration Applications

(7)/Country      Serial No.        Filing Date          Author(s)          Title
-----------      ----------        -----------          ---------          -----



          Copyright/Mask Work Registration Applications in Preparation

                  Expected
(7)/Country       Docket No.       Filing Date          Author(s)          Title
-----------       ----------       -----------          ---------          -----



Item B. Copyright/Mask Work Licenses


(3)Country or                            Effective    Expiration      Subject
 Territory       Licensor     Licensee      Date         Date          Matter
-------------    --------     --------   ---------    ----------      -------



----------
(3) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE VI
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Applicable Subsidiary])

                        Trade Secret or Know-How Licenses

(4)Country or                                  Effective        Expiration       Subject
  Territory        Licensor      Licensee         Date             Date           Matter
-------------      --------      --------      ---------        ----------       -------


none

----------
(4) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                     to Subsidiary Pledge and Security Agreement

                                   DEMAND NOTE

$____________                                                    ______ __, 200_

      FOR VALUE RECEIVED, the undersigned, INTERMET CORPORATION, a Georgia corporation (the "Maker"), promises to pay on demand to the order of [NAME OF APPLICABLE SUBSIDIARY], a ____________ [corporation] (the "Payee"), the principal sum of ____________________ DOLLARS ($____________) or such lesser amount which equals the aggregate unpaid principal amount of all intercompany loans made by the Payee to the Maker.

      The unpaid principal amount of this demand note (this "Note") shall bear interest at a rate equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker, payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in same day or immediately available funds in Dollars. Except as set forth in the next sentence, all payments on this Note shall be made by the Maker to the Payee's account as notified to the Maker from time to time, and shall be evidenced on the books and records of the Maker and the Payee. The Maker hereby agrees that upon The Bank of Nova Scotia, as collateral agent under the Security Agreement referenced below (including its successors, transferees or assigns in such capacity, referred to as the "Collateral Agent") notifying the Maker that a Specified Event has occurred and is continuing (collectively referred to as a "Payment Event"), it will make (and the Payee irrevocably instructs the Maker to make) all payments of principal and accrued interest on this Note on demand to an account identified by the Collateral Agent, and upon the delivery of such notice (which can include a facsimile notice), the Collateral Agent shall have all rights of the Payee to demand (and collect) payment of, and enforce all rights with respect to, the Indebtedness evidenced by this Note.

      This Note is one of the Intercompany Notes referred to in the First Amended and Restated Subsidiary Pledge and Security Agreement, dated as of January 8, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among various Persons (including the Payee) and the Collateral Agent and has been pledged to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) as security for the Secured Obligations. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in (or by reference in) the Security Agreement.

      THIS NOTE IS DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT

CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                         INTERMET CORPORATION


                                         By_________________________________
                                         Name Printed:
                                         Title:

                                         Pay to the order of
                                         THE BANK OF NOVA SCOTIA,
                                         as Collateral Agent

                                         [NAME OF APPLICABLE SUBSIDIARY]


                                         By_________________________________
                                         Name Printed:
                                         Title:

                                                                       EXHIBIT B
                                     to Subsidiary Pledge and Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of ____________ ___, _____, is made between [NAME OF APPLICABLE SUBSIDIARY], a
____________ [corporation] (the "Grantor"), and THE BANK OF NOVA SCOTIA, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, pursuant to the First Amended and Restated Credit Agreement dated as of January 8, 2004 (as the same may hereafter be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among various parties, including the Borrower, the "Lenders" thereunder and Scotia Capital, as administrative and collateral agent, such Lenders have agreed to make certain financial accommodations to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a First Amended and Restated Subsidiary Pledge and Security Agreement, dated as of January 8, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby pledges, hypothecates, charges, mortgages and collaterally assigns to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor's right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the "Patent Collateral"):

            (a) all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of
      Schedule I attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all of its patent licenses, including each patent license referred to in Item B of Schedule I attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

Notwithstanding the foregoing, "Patent Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Patent Collateral as to which the grant of a security interest would (i) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder unless and until any required consents shall have been obtained.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each Secured Party other under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Liens. Upon (i) a Permitted Asset Sale of Patent Collateral and (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all terminated Patent Collateral (in the case of clause (ii)). Upon any such termination, the Collateral Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Credit Document. This Agreement is a "Credit Document" executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             [NAME OF APPLICABLE SUBSIDIARY]


                                             By_________________________________
                                                 Name Printed:
                                                 Title:

                                             THE BANK OF NOVA SCOTIA,
                                              as Collateral Agent


                                             By_________________________________
                                                 Name Printed:
                                                 Title:

                                                                      SCHEDULE I
                                                    to Patent Security Agreement

Item A. Patents

      Issued Patents

(10)/Country      Patent No.          Issue Date         Inventor(s)      Title
------------      ----------          ----------         -----------      -----



                           Pending Patent Applications

(10)/Country      Serial No.          Filing Date        Inventor(s)      Title
------------      ----------          -----------        -----------      -----



                       Patent Applications in Preparation

                                       Expected
(10)/Country      Docket No.          Filing Date        Inventor(s)      Title
------------      ----------          -----------        -----------      -----



Item B.  Patent Licenses

(5)Country or                                Effective    Expiration     Subject
  Territory       Licensor      Licensee        Date          Date        Matter
-------------     --------      --------     ---------    ----------     -------




----------
(5) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                     to Subsidiary Pledge and Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of ____________ ___, _____, is made between [NAME OF APPLICABLE SUBSIDIARY], a
____________ [corporation] (the "Grantor"), and THE BANK OF NOVA SCOTIA, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, pursuant to the First Amended and Restated Credit Agreement dated as of January 8, 2004 (as the same may hereafter be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among various parties, including the Borrower, the "Lenders" thereunder and Scotia Capital, as administrative and collateral agent, such Lenders have agreed to make certain financial accommodations to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a First Amended and Restated Subsidiary Pledge and Security Agreement, dated as of January 8, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby pledges, hypothecates, charges, mortgages and collaterally assigns to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor's right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the "Trademark Collateral"):

            (a) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I attached hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "Trademark");

            (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I attached hereto; and

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto.

Notwithstanding the foregoing, "Trademark Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Trademark Collateral as to which the grant of a security interest would (i) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or
(ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder unless and until any required consents shall have been obtained.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Liens. Upon (i) a Permitted Asset Sale of Trademark Collateral and (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such terminated Trademark Collateral (in the case of clause (i)) or (B) all terminated Trademark Collateral (in the case of clause (ii)). Upon any such termination, the Collateral Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all terminated Trademark Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Credit Document. This Agreement is a "Credit Document" executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            [NAME OF APPLICABLE SUBSIDIARY]


                                            By_________________________________
                                              Name Printed:
                                              Title:

                                            THE BANK OF NOVA SCOTIA,
                                             as Collateral Agent


                                            By_________________________________
                                              Name Printed:
                                              Title:

                                                            SCHEDULE I
                                                 to Trademark Security Agreement

Item A.  Trademarks

                              Registered Trademarks

(12)/Country      Trademark       Registration No.      Registration Date
------------      ---------       ----------------      -----------------



                         Pending Trademark Applications

(12)/Country      Trademark       Serial No.          Filing Date
------------      ---------       ----------          -----------



                      Trademark Applications in Preparation

                                                     Expected         Products/
(12)/Country      Trademark       Docket No.        Filing Date       Services
------------      ---------       ----------        -----------       --------



Item B. Trademark Licenses

(6)Country or                                            Effective    Expiration
  Territory       Trademark       Licensor    Licensee      Date         Date
-------------     ---------       --------    --------   ---------    ----------



----------
(6) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT D
                                     to Subsidiary Pledge and Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of ____________ ___, _____, is made between [NAME OF APPLICABLE SUBSIDIARY], a
____________ [corporation] (the "Grantor"), and THE BANK OF NOVA SCOTIA, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, pursuant to the First Amended and Restated Credit Agreement dated as of January 8, 2004 (as the same may hereafter be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among various parties, including the Borrower, the "Lenders" thereunder and Scotia Capital, as administrative and collateral agent, such Lenders have agreed to make certain financial accommodations to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a First Amended and Restated Subsidiary Pledge and Security Agreement, dated as of January 8, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Grant of Security Interest. The Grantor hereby pledges, hypothecates, charges, mortgages and collaterally assigns to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor's right, title and interest in and to the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

      "Copyright Collateral" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      Notwithstanding the foregoing, "Copyright Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Copyright Collateral as to which the grant of a security interest would (i) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder unless and until any required consents shall have been obtained.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Liens. Upon (i) a Permitted Asset Sale of Copyright Collateral and (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such termination, the Collateral Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all terminated Copyright Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Credit Document. This Agreement is a "Credit Document" executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                              [NAME OF APPLICABLE SUBSIDIARY]


                                              By________________________________
                                                Name Printed:
                                                Title:

                                              THE BANK OF NOVA SCOTIA ,
                                               as Collateral Agent


                                              By________________________________
                                                Name Printed:
                                                Title:

                                                           SCHEDULE I
                                                 to Copyright Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

(14)/Country        Registration No.    Registration Date    Author(s)      Title
------------        ----------------    -----------------    ---------      -----



              Copyright/Mask Work Pending Registration Applications

(14)/Country        Serial No.          Filing Date          Author(s)      Title
------------        ----------          -----------          ---------      -----



          Copyright/Mask Work Registration Applications in Preparation

                     Expected
(14)/Country        Docket No.        Filing Date            Author(s)      Title
------------        ----------        -----------            ---------      -----



Item B.  Copyright/Mask Work Licenses

(7)Country or                                    Effective           Expiration
 Territory        Licensor       Licensee          Date                 Date
-------------     --------       --------        ---------           ----------



----------
(7) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                         ANNEX I
                                 to the Subsidiary Pledge and Security Agreement

      This SUPPLEMENT, dated as of ____________ ___, _____ (this "Supplement"), is to the First Amended and Restated Subsidiary Pledge and Security Agreement, dated as of January 8, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the Grantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of THE BANK OF NOVA SCOTIA, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, pursuant to the provisions of Section 7.7 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

      WHEREAS, each of the undersigned desires to become a "Grantor" under the Security Agreement.

      NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.

      SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and
(b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Grantor" and/or "Grantors" in the Security Agreement shall be deemed to include each of the undersigned.

      SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Full Force of Guaranty. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

      SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

      SECTION 5. Indemnity; Fees and Expense, etc. Without limiting the provisions of any other Credit Document, each of the undersigned agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney's fees and expenses of the Collateral Agent's counsel.

      SECTION 6. Governing Law; Appointment Of Agent For Service Of Process; Submission To Jurisdiction; Waiver of Jury Trial.

      (a) THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, EACH GRANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT AND THE SECURED PARTIES WITH RESPECT TO THIS SUPPLEMENT OR ANY DOCUMENT RELATED HERETO. EACH GRANTOR HEREBY IRREVOCABLY DESIGNATES UNITED STATES CORPORATION COMPANY AS THE DESIGNEE, APPOINTEE AND AGENT OF SUCH GRANTOR TO RECEIVE, FOR AND ON BEHALF OF SUCH GRANTOR, SERVICE OR PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF PROCESS BY MAIL TO THE RESPECTIVE GRANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF SUCH GRANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GRANTOR OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH

IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUPPLEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY.

      (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH GRANTOR ENTERING INTO THE CREDIT DOCUMENTS.

      SECTION 7. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            [NAME OF ADDITIONAL SUBSIDIARY]


                                            By_________________________________
                                              Name Printed:
                                              Title:

                                            [NAME OF ADDITIONAL SUBSIDIARY]


                                            By_________________________________
                                              Name Printed:
                                              Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

THE BANK OF NOVA SCOTIA,
  as Collateral Agent


By_________________________________
  Name Printed:
  Title:

                                                                      SCHEDULE I
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. Intercompany Notes

                           Maximum Amount of
                           Intercompany Loans
Maker                      Evidenced Thereby                 Date
-----                      -----------------                 ----



Item B. Capital Securities

                                                                  Common Stock
                                                                  ------------
                                                 Authorized       Outstanding      % of Shares
Issuer (corporate)                                 Shares            Shares          Pledged
------------------                               ----------       ------------     -----------



                                                     Limited Liability Company Interests
                                                     -----------------------------------
                                        % of Limited Liability              Type of Limited Liability
Issuer (limited liability company)     Company Interests Pledged            Company Interests Pledged
----------------------------------     -------------------------            -------------------------



                                                            Partnership Interests
                                                            ---------------------
                                           % of Partnership                    Type of Partnership
Issuer (partnership)                       Interests Pledged                    Interests Pledged
--------------------                       -----------------                    -----------------



                                                                     SCHEDULE II
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement

                                               ([Name of Additional Subsidiary])

Item A. Locations of each Grantor:

Name of Grantor:                    Location for purposes of UCC:


_____________________________       _________________________________________
[GRANTOR]                           [LOCATION]

Item B. Filing locations last five years

Name of Grantor:                    Filing locations last five years


_____________________________       _________________________________________
[GRANTOR]                           [LOCATION]

Item C. Trade names.

Name of Grantor:                    Trade Names:


_____________________________       _________________________________________
[GRANTOR]

Item D. Merger or other corporate reorganization.

Name of Grantor:                    Merger or other corporate reorganization:

_____________________________       _________________________________________
[GRANTOR]

Item E. Taxpayer ID numbers.

Name of Grantor:                    Taxpayer ID numbers:


_____________________________       _________________________________________
[GRANTOR]

Item F. Government Contracts:


Name of Grantor:                    Description of Contract:


_____________________________       _________________________________________
[GRANTOR]

Item G.  Deposit Accounts:

Name of Grantor:                    Description of Deposit Account:


_____________________________       _________________________________________
[GRANTOR]

                                                                    SCHEDULE III
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. Patents

      Issued Patents

(15)/Country     Patent No.          Issue Date        Inventor(s)         Title
------------     ----------          ----------        -----------         -----



                      Pending Patent Applications

(15)/Country     Serial No.          Filing Date       Inventor(s)         Title
------------     ----------          -----------       -----------         -----



                  Patent Applications in Preparation

                                      Expected
(15)/Country     Docket No.          Filing Date       Inventor(s)         Title
------------     ----------          -----------       -----------         -----



Item B.  Patent Licenses

(8)Country or                            Effective     Expiration      Subject
  Territory     Licensor     Licensee       Date          Date          Matter
-------------   --------     --------    ---------     ----------      -------



----------
(8) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. Trademarks

                              Registered Trademarks

(9)Country        Trademark       Registration No.       Registration Date
----------        ---------       ----------------       -----------------



                         Pending Trademark Applications

(16)/Country      Trademark         Serial No.          Filing Date
------------      ---------         ----------          -----------



                      Trademark Applications in Preparation

                                                    Expected        Products/
(16)/Country      Trademark       Docket No.       Filing Date      Services
------------      ---------       ----------       -----------      ---------



Item B. Trademark Licenses

(16)/Country or                                             Effective    Expiration
   Territory       Trademark      Licensor      Licensee      Date          Date
--------------     ---------      --------      --------    ---------    ----------



----------
(9) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

(17)/Country     Registration No.    Registration Date    Author(s)       Title
------------     ----------------    -----------------    ---------       -----



              Copyright/Mask Work Pending Registration Applications

(17)/Country     Serial No.       Filing Date           Author(s)         Title
------------     ----------       -----------           ---------         -----



          Copyright/Mask Work Registration Applications in Preparation

                  Expected
(17)/Country     Docket No.        Filing Date           Author(s)         Title
------------     ----------        -----------           ---------         -----



Item B. Copyright/Mask Work Licenses

(10)Country or                                Effective     Expiration     Subject
   Territory        Licensor      Licensee       Date          Date         Matter
--------------      --------      --------    ---------     ----------     -------



----------
(10) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE VI
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

                        Trade Secret or Know-How Licenses

(11)Country or                               Effective    Expiration       Subject
   Territory        Licensor     Licensee      Date          Date          Matter
--------------      --------     --------    ---------    ----------       ------



----------
(11) *List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.